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                                                                    EXHIBIT 32.1

Chief Executive Officer's Certification required under Section 906 of Sarbanes-Oxley Act of 2002

In connection with the quarterly report of PanAmerican Bancorp (the"Company") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Michael Golden, President and Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date: August 11, 2003





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Michael Golden
President and Chief Executive Officer



Chief Financial Officer's Certification required under Section 906 of Sarbanes-Oxley Act of 2002

In connection with the quarterly report of PanAmerican Bancorp (the
"Company") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Alfredo Barriero, Chief financial Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:     August 11, 2003




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Alfredo M. Barreiro
Chief Financial Officer